UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2009

____________________

ICO, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-10068 (Commission File Number)	76-0566682 (I.R.S. Employer Identification No.)

1811 Bering Drive, Suite 200
Houston, Texas 77057
(Address of principal executive offices and zip code)

(713) 351-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.04                      Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

    On August 20, 2009, ICO, Inc. (the “Company”) received prospective notification of suspension of trading in its 401(k) plan as required by section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended.  On August 20, 2009, the Company provided its directors and executive officers notice restricting them from trading in the Company’s common stock during the period that will begin on September 21, 2009 and continue through the week of October 18, 2009 (the “Notice”).  The Notice was provided to the Company’s directors and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR. A copy of the Notice is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(c)                               Exhibits

Exhibit                        Description

99.1                             Notice dated August 20, 2009.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO, INC.

Date: August 21, 2009	By:	/s/ A. John Knapp, Jr.
	Name:	A. John Knapp, Jr.
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit                      Description

99.1	Notice dated August 20, 2009.